SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

JOHN KUZMICH, SANDRA MAY, JOSHUA SOCOLOW, KENDRICK CROASMUN, RISHI KHANNA, CAITLAN SENSKE, JAMIE AXFORD, JONATHAN GAZDAK, SUZY HEIMANN, MICHAEL GORZYNSKY, NIKESH DESAI, HEIDI BURKHART, BEN DRYLIE-PERKINS, KEIRON McCAMMON, LISA ATWAN, JENNIFER SENSKE RYAN, BRAD LANGSTON, ALEJANDRA GARCIA, LISA CHU, SCOTT REALE, DAN SLIVJANOVSKI, SHIVA PEJMAN, LAURIE KARR, ADAM SEIFER, ANAND SUBRAMANIAN, DARCY JENSEN, ELIN THOMASIAN, HAZEL LYONS, DAVID DRUCKER, HOWARD PULCHIN, JIN SUP LEE, JENN WOOD, NICHOLAS APOSTOLATOS, ALEX KELLEHER, BRIAN KNAPP, JEFF RIVES, JASON LEWIS, LAURA FIESLER HICKMAN, FRANKLIN YAP, and STEVEN GREENES. Plaintiffs, -against- 50 MURRAY STREET ACQUISITION LLC, Defendant.	Index No. 155266/2016 **STIPULATION STAYING ENFORCEMENT OF THE JULY 3, 2017 DECISION/ORDER PENDING APPEAL**

WHEREAS, Defendant 50 Murray Street Acquisition LLC ("Defendant") moved by notice of motion dated February 2, 2017 seeking, *inter alia*, summary judgment declaring Plaintiffs John Kuzmich, Sandra May, Joshua Socolow, Kendrick Croasmun, Rishii Khanna, Caitlan Senske, Jamie Axford, Jonathan Gazdak, Suzy Heimann, Michael Gorzynsky, Nikesh Desai, Heidi Burkart, Ben Drylie-Perkins, Keiron McCammon, Lisa Atwan, Jennifer Senske Ryan, Brad Langston, Alejandra Garcia, Lisa Chu, Scott Reale, Dan Slivjanovski, Shiva Pejman, Laurie Karr, Adam Seifer, Anand Subramanian, Darcy Jensen, Elin Thomasian, Hazel Lyons, David Drucker, Howard Pulchin, Jin Sup Lee, Jenn Wood, Nicholas Apostolatos, Alex

Kelleher, Brian Knapp, Jeff Rives, Jason Lewis, Laura Fiesler Hickman, Franklin Yap and Steven Greenes (collectively, "Plaintiffs") apartments were properly deregulated while Defendant was in receipt of tax benefits pursuant to Real Property Tax Law ("RPTL") § 421-g; and

WHEREAS, Plaintiffs cross-moved by notice of cross-motion dated March 17, 2017 (collectively, with Defendant's motion, the "Summary Judgment Motions") seeking, *inter alia*, summary judgment declaring that Plaintiffs' apartments are subject to rent stabilization; and

WHEREAS, by decision/order dated July 3, 2017 (the "Order"), the Court (Hon. Carol R. Edmead) decided the Summary Judgment Motions and found that, *inter alia*, Plaintiffs' apartments are subject to rent regulation and ordered, *inter alia*, that counsel for Plaintiffs, within fifteen (15) days of the date of the Order, submit an Information Sheet to the Special Referee Clerk; file a pre-hearing memorandum within twenty-four (24) days from the date of the Order; and further ordered that Defendant shall file a pre-hearing memorandum within twenty (20) days from service of Plaintiff's pre-hearing memorandum; and

WHEREAS, on July 7, 2017 Defendant filed a Notice of Appeal of the Order along with pre-argument statement; and

NOW THEREFORE, it is hereby stipulated, consented to, and agreed, by and between the parties, by their respective counsel, that:

1. Enforcement of the Order is hereby stayed on consent of all parties pending determination of the appeal of the Order (the "Appeal").

2. All time limits set forth in the Order are hereby tolled pending the Appeal, on consent of all parties.

3. Defendant shall perfect its appeal from the Order for the Appellate Division, First Department's November 2017 term.

4. Defendant shall file its appellate brief on or before September 5, 2017. Plaintiffs shall file their appellate brief on or before October 4, 2017. Defendant shall file its reply on or before October 13, 2017.

5. During the pendency of the Appeal, Plaintiffs shall be permitted to remain in possession of their respective apartments so long as they are in compliance with the terms of their respective leases.

6. During the pendency of the Appeal, Plaintiffs shall pay, as rent or use and occupancy, the last rent amount charged pursuant to the last executed lease or renewal lease, without prejudice to either party (which shall include, but is not limited to Plaintiffs' claim for rent overcharges and Defendants' claim for market value use and occupancy).

7. During the pendency of the Appeal, Defendant shall not commence or maintain any action or proceeding against any Plaintiff who continues to pay rent as set forth herein based upon the expiration of the lease. A copy of any legal notices, correspondence, demands or papers to any Plaintiff shall also be served upon counsel for Plaintiffs.

8. Facsimile and PDF signatures shall be deemed originals for purposes of this stipulation. This Stipulation may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9. Either party may submit this Stipulation *ex-parte* to be "so-ordered" by the Court.

Dated: New York, New York
July 14, 2017

HIMMELSTEIN, McCONNELL, GRIBBEN DONOGHUE & JOSEPH, LLP
Attorneys for Plaintiffs
15 Maiden Lane
New York, New York 10038
(212) 349-3000

By: ______________________
Jesse Gribben

BELKIN BURDEN WENIG & GOLDMAN, LLP
Attorneys for Defendant
270 Madison Avenue
New York, New York 10016
(212) 867-4466

By: ______________________
William E. Baney

SO-ORDERED:

____
J.S.C.

duplicate original 7/18/2017

HON. CAROL R. EDMEAD
J.S.C.